
M-F-S               SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)               MFS REGATTA CLASSIC
REGATTA CLASSIC                                                           PARTICIPANT APPLICATION
[LOGO]
                    Please make checks payable to Sun Life Assurance Company of Canada (U.S.).
                    Send the application and check to Sun Life of Canada (U.S.)
                    Annuity Service Center, P.O. Box 1024, Boston, MA 02103

____________________________________________________________________________________________________________________________________

1.  PARTICIPANT     Name____________________________________________________________________________________________________________
                                                          First                       Middle                          Last

                    Address_________________________________________________________________________________________________________

                    City________________________________________________________________ State __________________ Zip_______________

                    Participant Sex   / / M / / F      Date of Birth_______________ Social Security Number ______/______/___________

____________________________________________________________________________________________________________________________________

2.  ANNUITANT       / / Same as Participant, or ____________________________________________________________________________________
                                                          First                       Middle                          Last

                    Address_________________________________________________________________________________________________________

                    City________________________________________________ State ______________________ Zip __________________________

                    Annuitant Sex      / / M  / / F    Date of Birth ______________ Social Security Number ______/______/___________

____________________________________________________________________________________________________________________________________

3. CO-ANNUITANT     Name____________________________________________________________________________________________________________


                    Co-Annuitant Sex  / / M  / / F    Date of Birth ______________ Social Security Number ______/______/____________

____________________________________________________________________________________________________________________________________

4. BENEFICIARY      Name____________________________________________________________________________________________________________
                                                          First                       Middle                          Last

                    Relationship to Annuitant_______________________________________________________________________________________

                    BENEFICIARY DESIGNATIONS MUST BE CONSISTENT WITH THE PROVISIONS OF RETIREMENT PLAN LEGISLATION.
____________________________________________________________________________________________________________________________________

5. PLAN SELECTION   / / 401(K)*         / / IRA Transfers   / / SEP-IRA*        / / Non-qualified
                    / / 403(b)*         / / Self-employed*  / / IRA Rollover    / / CRT**           / / Other*______________________

                    *Owner/Trustee _________________________________________________________________________________________________

                    **Please contact the Sun Life Annuity Service Center for the required waiver form, call 1-800-752-7215.

____________________________________________________________________________________________________________________________________

6. PURCHASE         SUB-ACCOUNTS INVESTED IN MFS/SUN LIFE SERIES TRUST
   PAYMENT
   ALLOCATION       ___% Money Market Series (0)          ___% World Growth Series (9)            ___% MFS-REGISTERED
   (WHOLE %,                                                                                           TRADEMARK-/Foreign & Colonial
   MUST TOTAL                                                                                          Emerging Markets Equity
   100%, NO                                                                                            Series (21/22)
   FRACTIONS)       ___% High Yield Series (1)            ___% Emerging Growth Series (11/12)     ___% MFS-REGISTERED TRADEMARK-/
                                                                                                       Foreign & Colonial
                    ___% Capital Appreciation Series (2)  ___% Research Series (13/16)                 International Growth Series
                                                                                                       (19/20)
                    ___% Utilities Series (3)             ___% World Total Return Series (14/17)  ___% Value Series (23/24)

                    ___% World Governments Series (4)     ___% World Asset Allocation Series
                                                               (15/18)                            FIXED ACCOUNT GUARANTEE PERIODS
                    ___% Managed Sectors Series (5)       ___% MFS-REGISTERED TRADEMARK-/        -------------------------------
                                                               Foreign & Colonial
                    ___% Total Return Series (6)               International Growth and           ___% 1 year
                                                               Income Series (09/10)
                    ___% Government Securities Series (7)                                         ___% DCA Guarantee Option

                    ___% Conservative Growth Series (8)

____________________________________________________________________________________________________________________________________

7. PURCHASE         Initial purchase payment of $__________________________________________(minimum $25,000)
   PAYMENT
____________________________________________________________________________________________________________________________________

8. SPECIAL          (Annuity Elections, etc.)
   INSTRUCTIONS
____________________________________________________________________________________________________________________________________

9. ANNUITY
   COMMENCEMENT     Year of annuity commencement_________________________
   DATE
                    The first day of _______________________________Month

____________________________________________________________________________________________________________________________________

10. REPLACEMENT     Will this contract replace or change any existing life insurance or annuity in this or any other company?
    CONTRACT        / / Yes   / / No
                    If yes, please explain under Special Instructions and request replacement information from your agent.
____________________________________________________________________________________________________________________________________

11. ACCEPTANCE      I hereby represent my answers to the above questions to be correct and true to the best of my knowledge and belief and agree that this application shall be a part of any Certificate issued by the Company. ALL PAYMENTS
                    AND VALUES PROVIDED BY THE CERTIFICATE WHEN BASED ON THE INVESTMENT EXPERIENCE OF THE VARIABLE ACCOUNT ARE
                    VARIABLE AND NOT GUARANTEED AS TO DOLLAR AMOUNT. PAYMENTS AND VALUES BASED ON THE FIXED ACCOUNT ARE SUBJECT TO A
                    MARKET VALUE ADJUSTMENT FORMULA, THE OPERATION OF WHICH MAY RESULT IN UPWARD AND DOWNWARD ADJUSTMENTS IN AMOUNTS
                    PAYABLE. I acknowledge receipt of current MFS Regatta Classic and MFS/Sun Life Series Trust prospectuses.


                    __________________________________________________    __________________________________________________________
                    Agent Name (Print)                                    Phone Number                           Date

                    __________________________________________________    __________________________________________________________
                    Agent Signature                                       Signed at           City               State

                    __________________________________________________    __________________________________________________________
                    Participant Signature                                 Annuitant/Co-Annuitant Signature

____________________________________________________________________________________________________________________________________

12. AGENT           Will this contract replace or change any existing life insurance or annuity in this or any other company?
                    / / Yes / / No      If yes, please explain under SPECIAL INSTRUCTIONS and complete replacement forms where applicable.

                    General Agent/Dealer ___________________________________________________________________________________________

                    Branch Office Address __________________________________________________________________________________________
                                              Street                    City                 State              Zip

____________________________________________________________________________________________________________________________________

RC-MVA-APP96

M-F-S REGATTA CLASSIC
[LOGO]                                                                                                           MFS REGATTA CLASSIC
                                                                                                                   OPTIONAL PROGRAMS
____________________________________________________________________________________________________________________________________

1. / / AUTOMATIC    I authorize exchanges among my MFS Regatta Classic Sub-Accounts, to reflect current MFS Regatta Classic asset
       ASSET        allocation recommendations without requiring any further authorizations or instructions. I understand this
       ALLOCATION   authorization will continue until a written, signed revocation is received by the Sun Life of Canada (U.S.)
       PROGRAM      Annuity Service Center at the address referenced on the Participant Application.

____________________________________________________________________________________________________________________________________

2. / / SYSTEMATIC   A $10,000 minimum account value is required to begin the program. (THIS IS NOT FOR ANNUITIZATION. If you wish to
       WITHDRAWAL   annuitize, please see the SPECIAL INSTRUCTIONS AND ANNUITY COMMENCEMENT DATE sections of the Participant program
       PROGRAM      Application.)

                    I authorize systematic withdrawals of $___________. Commence withdrawals_____________(month)_____________(year).

                    FREQUENCY:               For electronic funds transfers, complete the following and include a voided check
                    ____ monthly             / / checking     / / savings
                    ____ quarterly           _______________________________________________________________________________________
                    ____ semiannually                       Account number                                    ABA Routing Number
                    ____ annually            Or, make check payable to (if different from Participant):

                    FEDERAL INCOME TAXES:    Name___________________________________________________________________________________

                    ____ withhold            Street_________________________________________________________________________________

                    ____ do not withhold     City___________________________State___________________Zip_____________________________

____________________________________________________________________________________________________________________________________

3. / / DOLLAR COST  To begin the program, the Sub-Account/DCA Guarantee Option from which the transfers are to be made must
       AVERAGING    have a minimum balance of $1,000. I will participate in the Dollar Cost Averaging Program (DCA) and authorize
       PROGRAM      transfers from the designated Sub-Account or DCA Guarantee Option to the Sub-Account(s) indicated. I understand these transfers will continue until I terminate the program or until the participant's account value allocated to the designated Sub-Account/DCA Guarantee Option is depleted.

                    Transfer from / / Sub-Account -- please complete Option A below.
                                  / / DCA Guarantee Option -- please complete Option B below.
          --------------------------------------------------------------------------------------------------------------------------
          OPTION A  FOR TRANSFERS FROM A SUB-ACCOUNT

                    FREQUENCY:              / / monthly    or   / / quarterly

                    PLEASE MAKE YOUR SELECTION AND INDICATE THE DOLLAR AMOUNT TO BE TRANSFERRED:

                    Transfer from the following Sub-Account___________________________________________________

                    Transfer into the following
                    Sub-Accounts (up to four)               1._______           2._______           3._______           4._______

                    DOLLAR AMOUNT                           1. $______          2. $______          3. $______          4. $______

          --------------------------------------------------------------------------------------------------------------------------
          OPTION B  FOR TRANSFERS FROM THE DCA GUARANTEE OPTION

                    All money allocated to the DCA Guarantee Option selected in Section 6 of the Participant Application ("Purchase
                    Payment Allocation") will be transferred over a 12-month period. The final amount transferred from the DCA
                    Guarantee Option will include all interest earned. I UNDERSTAND NO MARKET VALUE ADJUSTMENT, EITHER POSITIVE OR
                    NEGATIVE, WILL APPLY TO AMOUNTS TRANSFERRED FROM THE DCA GUARANTEE OPTION. IF THE PROGRAM IS DISCONTINUED OR
                    ALTERED PRIOR TO COMPLETION, LIQUIDATION OF THE DCA GUARANTEE OPTION WILL BE NECESSARY AND A MARKET VALUE
                    ADJUSTMENT WILL APPLY. Any additional purchase payments allocated to the DCA Guarantee Option begin a new
                    12-month period.

                    PLEASE MAKE YOUR SELECTION AND INDICATE THE PERCENTAGES TO BE TRANSFERRED:

                    FREQUENCY:              / / monthly    or   / / quarterly

                    Sub-Accounts (up to four)               1._______           2._______           3._______           4._______

                    PERCENTAGES (MUST BE WHOLE %)           1.______%           2.______%           3.______%           4.______%

____________________________________________________________________________________________________________________________________

4. / / PORTFOLIO    Based on the frequency selected below, investments will be reviewed and re-balanced automatically to ensure they
       RE-BALANCING reflect the asset allocation select selected. Please indicate Portfolio Re-Balancing allocations below. The
       PROGRAM      percentages must be whole and total 100%. These allocations pertain to Portfolio Re-Balancing only. They are not the allocations for future purchase payments. Portfolio re-balancing does not assure a profit and does not protect against a loss in declining markets. Portfolio re-balancing will occur on or about the third Friday of each quarter. I understand that the total value of my investments might be changed as a result of the re-balance. If I wish to alter my portfolio re-balancing allocations, I may do so by notifying the Company in writing. Subsequent investments I make into the variable series that participate in this program will re-balance on the next available cycle. Once my account has been through my portfolio re-balancing cycle and I choose to terminate my participation in the program, I am aware that the allocation resulting from the re-balance will not be altered. I am also aware that I may discontinue my participation at any time by notifying the Company in writing.

                    FREQUENCY:           / / Quarterly                  / / Semi-annually      / / Annually

                    __% MFS/Foreign & Colonial International __% MFS/Foreign & Colonial              __% Utilities Series (3)
                        Growth and Income Series (9/10)          International Growth Series (19/20) __% World Governments
                    __% Emerging Growth Series (11/12)       __% MFS/Foreign & Colonial                  Series (4)
                    __% Research Series (13/16)                  Emerging Series (21/22)             __% Managed Sectors Series (5)
                    __% World Total Return Series (14/17)    __% Value Series (23/24)                __% Total Return Series (6)
                    __% World Asset Allocation               __% High Yield Series (1)               __% Government Securities
                        Series (15/18)                       __% Capital Appreciation Series (2)         Series (7)
                    __% Money Market Series (0)                                                      __% Conservative Growth
                                                                                                         Series (8)
                                                                                                     __% World Growth Series (9)
____________________________________________________________________________________________________________________________________

5. / / 60-DAY       Apply rate hold?                        / / Yes  / / No
       RATE HOLD    NOTE: A RATE HOLD IS IRREVOCABLE AND IS AVAILABLE FOR 1035 EXCHANGES AND DIRECT TRUSTEE-TO-TRUSTEE TRANSFERS
                    ONLY.
                    I UNDERSTAND THIS AUTHORIZATION FOR PARTICIPATION IN THE PROGRAM(S) INDICATED ABOVE WILL CONTINUE UNTIL A
                    WRITTEN, SIGNED REVOCATION IS RECEIVED BY THE SUN LIFE OF CANADA (U.S.) ANNUITY SERVICE CENTER AT THE ADDRESS
                    REFERENCED ON THE PARTICIPANT APPLICATION.

                    PARTICIPANT SIGNATURE____________________________________________________________________________________